UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

LONGDUODUO COMPANY LIMITED
(Name of Registrant as Specified in its Charter

(Name of Person(s) Filing Proxy Statement, if other than the Registrant

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a- 6(i)(1) and 0-11

LONGDUODUO COMPANY LIMITED

G3-5-8016, Shui’an Town, Ruyi Headquarters Base, Hohhot Economic Development Zone

Inner Mongolia 010000 P.R. China

Notice of Annual Meeting

and

Proxy Statement

Annual Meeting to be held

on March 10. 2025,

at

the Offices of the Company

G3-5-8016, Shui’an Town, Ruyi Headquarters Base

Hohhot Economic Development Zone

Inner Mongolia

People’s Republic of China

at 9:30 a.m. local time.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD

ON

MARCH 10. 2025

Dear Shareholder:

NOTICE IS HEREBY GIVEN that an Annual Meeting of Shareholders (the “Annual Meeting”) of Longduoduo Company Limited is to be held on March 10. 2025 at G3-5-8016, Shui’an Town, Ruyi Headquarters Base, Hohhot Economic Development Zone, Inner Mongolia, People’s Republic of China, at 9:30 a.m. local time. The meeting will be held for the following purposes:

1.	To elect directors, each to serve until the next annual meeting of Shareholders or until each successor is duly elected and qualified;

2.	To ratify the appointment of Bush & Associates CPA as the independent registered public accounting firm for the Company for the fiscal year ending June 30, 2025; and

3.	To transact such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

All shareholders are cordially invited to attend the Annual Meeting; however, only shareholders of record at the close of business on January 9, 2025 (the “Record Date”) are entitled to notice of and to vote at the Annual Meeting or any adjournments thereof. A complete list of these shareholders will be open for the examination of any shareholder of record at the principal executive offices of the Company, but will be closed at least 10 days immediately preceding the Annual Meeting. The list will also be available for the examination of any shareholder of record present at the Annual Meeting. The Annual Meeting may be adjourned or postponed from time to time without notice other than by announcement at the meeting.

The Board of Directors recommends that you vote FOR Proposals 1 and 2.

We look forward to seeing you at the meeting.

Sincerely,

/s/ Xu Huibo
Name:	Xu Huibo
Title:	Chairman of the Board

January 22, 2025

Whether or not you plan to attend the meeting in person, please complete, sign and date the enclosed proxy and return it promptly to the mailing address on the proxy. You may also submit the proxy by email to the email address on the proxy. Shareholders who execute a proxy card may nevertheless attend the meeting, revoke their proxy and vote their shares in person.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 10. 2025.

Electronic copies of this proxy statement, the Company’s Annual Report on Form 10-K for the year ended June 30, 2024, and the proxy card for the 2025 Annual Meeting of Shareholders are available to you at http:// www.longduoduo.net/en/col.jsp?id=137. Requests for additional copies of the proxy materials should made in accordance with the instructions set forth in the Notice Regarding the Availability of Proxy Materials that you received. This material will be furnished without charge to any shareholder requesting it.

TABLE OF CONTENTS

Page No.
INFORMATION ABOUT THE ANNUAL MEETING AND VOTING	1
WHY DID YOU SEND ME THIS PROXY STATEMENT?	1
WHAT PROPOSALS WILL BE ADDRESSED AT THE MEETING?	1
WHO MAY ATTEND THE MEETING?	1
WHO CAN VOTE?	1
HOW MANY VOTES DO I HAVE?	1
WHY WOULD THE ANNUAL MEETING BE POSTPONED AND ADJOURNED?	1
HOW DO I VOTE BY PROXY?	2
HOW DO I VOTE IN PERSON?	2
MAY I REVOKE MY PROXY?	2
WHAT VOTE IS REQUIRED TO TAKE ACTION?	2
WHO IS MAKING THIS SOLICITATION?	3
ARE THERE ANY RIGHTS OF APPRAISAL?	3
WHERE ARE THE PRINCIPAL EXECUTIVE OFFICES OF LONGDUODUO?	3
HOW CAN I OBTAIN ADDITIONAL INFORMATION ABOUT LONGDUODUO?	3
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	4
DID THE DIRECTORS, EXECUTIVE OFFICERS AND GREATER THAN TEN PERCENT STOCKHOLDERS COMPLY WITH THE SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING REQUIREMENTS IN FISCAL YEAR 2024?	4
PROPOSAL 1	5
COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS	10
PROPOSAL 2	11
INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON	12
SHAREHOLDER PROPOSALS AND SUBMISSIONS	12
OTHER MATTERS	12
HOUSEHOLDING OF PROXY MATERIALS	12

i

INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Why did you send me this proxy statement?

This proxy statement and the enclosed proxy card are furnished in connection with the solicitation of proxies by the Board of Directors of Longduoduo Company Limited, a Nevada corporation, for use at the Annual Meeting of its shareholders to be held on March 10. 2025, at G3-5-8016, Shui’an Town, Ruyi Headquarters Base, Hohhot Economic Development Zone, Inner Mongolia, People’s Republic of China, at 9:30 a.m. local time, and at any adjournments or postponements of the Annual Meeting. The Company first mailed notice and access to this proxy statement to shareholders on or about January 22, 2025. This proxy statement summarizes the information you need to make an informed vote on the proposals to be considered at the Annual Meeting. However, you do not need to attend the Annual Meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card by postal mail or email, in each case to the address provided on the Proxy Card. The terms “Longduoduo,” “Company,” “we,” or “our” refer to Longduoduo Company Limited.

What are the proposals to be addressed at this meeting?

We will address the following proposals at the Annual Meeting:

1.	To elect directors, each to serve until the next annual meeting of Shareholders or until each successor is duly elected and qualified;

2.	To ratify the appointment of Bush & Associates CPA as the independent registered public accounting firm for the Company for the fiscal year ending June 30, 2024; and

3.	To transact such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

Who may attend the meeting?

Only shareholders, their proxy holders, and our invited guests may attend the Annual Meeting. If you plan to attend, please bring identification, and, if you hold shares in street name, you should bring your bank or broker statement showing your beneficial ownership of Longduoduo stock in order to be admitted to the meeting.

Who can vote?

You can vote at the Annual Meeting in all matters properly brought before the Annual Meeting if, as of the close of business on the Record Date, January 9, 2025, you were a holder of record of our common stock. On the Record Date, there were 30,005,008 shares of common stock issued and outstanding.

How many votes do I have?

Each share of common stock is entitled to one vote on each matter presented at the Annual Meeting.

Why would the Annual Meeting be postponed or adjourned?

The Annual Meeting will be postponed if a quorum is not present on March 10. 2025 at the Annual Meeting. A majority of the shares entitled to vote, represented in person or by proxy, constitutes a quorum at a meeting of shareholders. For purposes of determining the presence of a quorum, abstentions and broker non-votes will be counted as present. A broker non-vote occurs when a broker or nominee holding shares for a beneficial owner signs and returns a proxy but does not vote on a particular proposal because the broker or nominee does not have discretionary voting power and has not received instructions from the beneficial owner. If a quorum is not present, the meeting may be adjourned by those shareholders who are represented. The meeting may be rescheduled at the time of the adjournment with no further notice of the rescheduled time. An adjournment will have no effect on the business to be conducted.

How do I vote by proxy?

Whether you plan to attend the Annual Meeting or not, we urge you to complete, sign and date the enclosed proxy card and return it promptly in accordance with the mailing instructions on the proxy card. Returning the proxy card will not affect your right to attend the Annual Meeting and vote in person.

If you properly fill in your proxy card and send it to us in time to vote, your proxy (one of the individuals named on your proxy card) will vote your shares as you have directed. If you sign the proxy card but do not make specific choices, your proxy will vote your shares as recommended by the Board as follows:

1. FOR the election of the director nominees; and

2. FOR Proposal 2.

If any other matters are presented, your proxy will vote in accordance with his best judgment. At the time this proxy statement was printed, we knew of no matters that needed to be acted on at the Annual Meeting other than those discussed in this proxy statement.

How do I vote in person?

If you plan to attend and vote in person at the Annual Meeting or at a later date if the meeting is adjourned or postponed, we will give you a ballot when you arrive. However, if your shares are held in the name of your broker, bank or other nominee, you must bring a power of attorney executed by the broker, bank or other nominee that owns the shares of record for your benefit and authorizing you to vote the shares.

If your shares are registered in your name, you are a shareholder of record with respect to those shares. On the other hand, if your shares are registered in the name of your broker or bank, your shares are held in street name and you are considered the “beneficial owner” of the shares. As the beneficial owner of those shares, you have the right to direct your broker or bank how to vote your shares, and you will receive separate instructions from your broker or bank describing how to vote your shares.

May I revoke my proxy?

If you give a proxy, you may revoke it at any time before it is exercised. You may revoke your proxy in three ways:

1.	You may send in another proxy with a later date.

2.	You may notify us in writing (or if the stockholder is a corporation, under its corporate seal, by an officer or attorney of the corporation) at our principal executive offices before the Annual Meeting that you are revoking your proxy.

3.	You may vote in person at the Annual Meeting.

What vote is required to take action?

Proposal 1 (Election of Directors): A plurality of the eligible votes cast is required to elect director nominees at the Annual Meeting at which a quorum is present in person or by proxy. A nominee who receives a plurality means s/he has received more votes than any other nominee for the same director’s seat.

Proposal 2: The affirmative vote of a majority of the shares present, either by proxy or in person, and entitled to vote is required to approve this proposal.

Any shares not voted (whether by abstention or broker non-votes) will have no impact on the election of directors, except to the extent that withholding the authority to vote for an individual results in another individual receiving a larger number of votes. Most brokers are subject to rules which prohibit them from “discretionary” voting on certain proposals unless they receive specific instruction from the beneficial owner to vote on such matters. Such rules prohibit the brokers to vote with respect to proposals related to director elections and equity compensation, absent such instruction, but such rules currently do not prohibit the brokers to vote on proposals related to ratification of accountants in the absence of such instructions if and as they choose. Your shares will not be voted in the election for director under Proposal 1 if you hold your shares in “street name” and do not instruct your broker how to vote, so please instruct your broker and make your vote count.

Who is making this solicitation?

We are soliciting your vote through the use of the mail and will bear the cost of this solicitation. We will not employ third party solicitors, but our directors, officers, employees, and consultants may solicit proxies by mail, telephone or personal contact. We will reimburse their expenses for doing this. We will also reimburse brokers, fiduciaries, and custodians for their costs in forwarding proxy materials to beneficial owners of our stock. Other proxy solicitation expenses include those for preparation, mailing, returning, and tabulating the proxies.

Are there any rights of appraisal?

The Board is not proposing any action for which the laws of the State of Nevada, our Articles of Incorporation or our Bylaws, as amended from time to time, provide a right of a shareholder to obtain appraisal of or payment for such shareholder’s shares.

Where are the principal executive offices of Longduoduo?

Our principal executive offices are located at Longduoduo Company Limited, G3-5-8016, Shui’an Town, Ruyi Headquarters Base, Hohhot Economic Development Zone, Inner Mongolia, People’s Republic of China and our telephone number is 86-0472- 510-4980.

How can I obtain additional information about Longduoduo?

A copy of our Annual Report on Form 10-K for the fiscal year ended June 30, 2024 as filed with the Securities and Exchange Commission is being made available online along with this proxy statement. Additional copies will be furnished without charge to shareholders upon written request. Exhibits to the Annual Report will be provided upon written request. All written requests should be directed to: Longduoduo Company Limited, c/o Investor Relations, G3-5-8016, Shui’an Town, Ruyi Headquarters Base, Hohhot Economic Development Zone, Inner Mongolia, People’s Republic of China 010000.

We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, which requires that we file reports, proxy statements and other information with the SEC. The SEC maintains a website that contains reports, proxy and information statements and other information regarding companies, including Longduoduo, that file electronically with the SEC. The SEC’s website address is http://www.sec.gov.

YOUR VOTE IS IMPORTANT. EVEN IF YOU PLAN TO ATTEND THE ANNUAL MEETING, WE
ENCOURAGE YOU TO COMPLETE AND RETURN THE ENCLOSED PROXY CARD TO ENSURE
THAT YOUR SHARES ARE REPRESENTED AND VOTED. THIS BENEFITS THE COMPANY BY
REDUCING THE EXPENSES OF ADDITIONAL PROXY SOLICITATION.

**********************************************

Security Ownership of Certain Beneficial Owners and Management

Set forth below is information regarding the beneficial ownership of our common stock as of January 9, 2025, by:

●	each person known to us that beneficially owns more than 5% of our outstanding shares of common stock;

●	each of our directors;

●	each of our named executive officers; and

●	all of our current directors and executive officers as a group.

As of the Record Date, there were 30,005,016 shares of our common stock issued and outstanding. Except as otherwise indicated, we believe that the beneficial owners of the common stock listed below have sole voting power and investment power with respect to their shares, subject to community property laws where applicable.

Executive Officers and Directors	Amount of Beneficial Ownership of Common Stock (1)	Percentage Ownership of Common Stock
Directors and Named Executive Officers:
Xu Huibo	106,000	0.35%
Zhou Hongxiao	-	-%
Wu Binbin	-	-%
Shan Bo	-	-%
Ma Jiayang	-	-%
Kang Liping	5,000	0.02%
	-	-
All executive officers and directors as a group (6 persons)	111,000	0.37%

5% or Greater Shareholders
Zhang Liang	15,392,015	51.30%
Li Qiaozhen	1,595,502	5.32%
Liu Jiazhong	1,527,191	5.09%
Guo Xiaozhen	1,676,675	5.59%

(1)	Unless otherwise indicated, all shares are held of record as of the Record Date. For purposes of determining the amount of securities beneficially owned, share amounts include all common stock owned outright plus all shares of common stock issuable upon conversion of convertible notes, or the exercise of options or warrants currently exercisable, or exercisable within 60 days of the record date. The Percentage Ownership is based on the number of shares of the Company’s common stock outstanding as of the Record Date. Shares of common stock issuable upon conversion of convertible notes, or the exercise of options or warrants currently exercisable, or exercisable within 60 days of the record date, are deemed outstanding for the purpose of computing the percentage ownership of the person holding such options or warrants, but are not deemed outstanding for computing the percentage ownership of any other owners. Except as noted, the address of all persons named in this table is: c/o Longduoduo Company Limited, G3-5-8016, Shui’an Town, Ruyi Headquarters Base, Hohhot Economic Development Zone, Inner Mongolia, People’s Republic of China

Did the directors, executive officers and greater than ten percent stockholders comply with the Section 16(a) beneficial ownership reporting requirements in fiscal year 2024?

Section 16(a) of the Exchange Act requires that the officers, directors and persons who own more than 10% of the outstanding shares of an issuer registered pursuant to Section 12(g) of the Securities Exchange Act of 1934 file certain reports of ownership and changes in ownership with the SEC. Longduoduo Company Limited registered pursuant to Section 12(g) on November 27, 2023. Thereafter, the officers, directors and 10% stockholders of Longduoduo complied with Section 16(a) during the remainder of fiscal year 2024.

******************

PROPOSAL 1

ELECTION OF DIRECTORS

The Board of Directors has nominated and recommended that Xu Huibo, Zhou Hongxiao, Wu Binbin, Shan Bo and Ma Jiayang be elected as our Board of Directors. Each of the nominees is currently a member of the Board. All nominees have consented to being named herein and have indicated their intention to serve as our directors, if elected. The Board has no reason to believe that any nominee would be unable or unwilling to serve if elected. Unless authority to do so is withheld, the persons named as proxies will vote the shares represented by such proxies for the election of the named director nominees. In case any of the nominees becomes unavailable for election to the Board, the persons named as proxies will have full discretion and authority to vote or refrain from voting for any other nominees in accordance with their judgment. The Board nominees, if elected, will serve until the next annual meeting of shareholders or until each successor is duly elected and qualified, subject to their earlier resignation or removal.

The Nominees

The five persons named below are the nominees for election as Directors. Xu Huibo and Zhou Hongxiao are officers of the Company. The Board of Directors has determined that the other three candidates, Wu Binbin, Shan Bo and Ma Jiayang, are independent directors as defined in the applicable rules for companies listed on Nasdaq.  Therefore, a majority of the persons nominated to serve on our Board of Directors are independent as so defined.

Set forth below are descriptions of the business experience and other information regarding the nominees for election to our Board of Directors:

Xu Huibo, age 42, has been engaged in developing business strategies and assisting in their implementation for the past decade. Since 2022, Xu Huibo has been employed as Chairman and President of Jinrong Holdings (Hainan) Group Co., Ltd., where he is responsible for directing that company’s overall business strategy and operations. Jinrong Holdings operates a number of hospitals, primarily focused on the prevention of cardiovascular diseases. From 1917 to 2022 Xu Huibo served as Chairman of Fengqi Technology Co., Ltd., which provided business consulting services to the biotechnology and health management industries. Xu Huibo provided financial management advice to the company’s clients, as well as formulating strategic initiatives appropriate for the client’s overall business plan. From 2014 to 2016 Xu Huibo provided similar services as Chairman of Zhengzhou Suhe Asset Management Co., Ltd., an enterprise management and consulting firm. In 2006, Mr. Xu was awarded a Bachelor’s Degree in Finance by Shandong University.

Zhou Hongxiao, age 48, has served as our Chief Executive Officer and director since the incorporation of the Company. Ms. Zhou was employed by Tianjin Aike Clothing Co., Ltd. from 2004 to 2016 and served as Marketing Manager. From 2017 to 2019, Ms. Zhou was employed by Tianyan Tea Industry Co., Ltd. and served as Chief Executive Officer. Ms. Zhou has been employed by Longduoduo Health Technology Co., Ltd as CEO since 2020. Ms. Zhou is familiar with sales management and sales regulations and related laws. She is responsible for business operations, budget development, analysis and oversight, marketing including volume growth/program development; expense control, policy and procedure development and implementation, and process development to facilitate regulatory compliance. She is responsible for the overall operations of Longduoduo. Ms. Zhou brings to the Board her experience in business oversight and financial and budgetary matters. Ms. Zhou was awarded a bachelor’s degree by Inner Mongolia Radio and Television University in 2003. She obtained her Fine Chemical Industry College degree from Jilin Province Jilin City Institute of Technology in 1998.

Wu Binbin, age 36, is a senior accountant who has previously worked at Henan Ruixiang Certified Public Accountants Co., Ltd. as an audit manager. During her tenure, from 2013 to 2016, Ms. Wu was awarded the title of Excellent Accountant by the Henan Provincial State Administration of Taxation, serving as a taxpayer representative and a member of the Accounting Association. Later, from 2017 to 2022, Ms. Wu was employed by Shenzhen Qianhai Rongsheng Capital Management Co., Ltd. as the CFO. In that position, Ms. Wu became proficient in financial management in multiple industries and gained extensive work experience in comprehensive budget management, internal control management, and activity-based cost management.  Wu Binbin was licensed as an accountant in China in 2013, having been awarded a bachelor’s degree with a concentration in finance and taxation by Henan University of Finance and Economics in 2012.

Shan Bo, age 42, has been employed during the past twenty years in financial management and accounting. Since 2018 he has served as Chief Financial Officer for OFILM Group, a manufacturing company that is publicly-held in China. From 2015 until 2018, Shan Bo was employed as Manager of the Investment Department of China Orient Asset Management Corporation. From 2005 until 2015 Shan Bo was a partner in Zhongxinghua Certified Public Accountants LLP. Shan Bo will bring to Longduoduo his expertise in both financial management and accounting, but also corporate strategy and business planning.

Ma Jiayang, age 29, has been employed as a lawyer since September 2019 by the Inner Mongolia Shuoda Law Firm, where she specializes in resolution of ownership disputes and financial contract disputes. During her tenure at Inner Mongolia Shuoda Law Firm, Ms. Ma has served as legal advisor to government entities, including the Education Bureau of Baotou City, Shahe South Village and West Village in Erdao, Baotou City, as well as the Baotou Branch of China Construction Bank. Ma Jiayang graduated from Inner Mongolia University in 2019 with a Bachelor’s degree in law.

Director and Board Nominee Independence

Although the common stock issued by Longduoduo is not yet listed on Nasdaq or any securities exchange, our Board has chosen, as of November 30, 2023, to comply with the independence and committee requirements set forth in the Nasdaq Rules. Pursuant to those requirements, our Board of Directors undertakes an annual review of director independence. During this review, the Board considers transactions and relationships between each director or any member of his immediate family and Longduoduo and its affiliates, including those transactions that are contemplated under Item 404(a) of SEC Regulation S-K. The purpose of this review is be to determine whether any such relationships or transactions existed that were inconsistent with a determination that the director is independent. Based on its review on November 30, 2023, the Board determined that two of our directors are not “independent” as defined by Nasdaq Rules: Xu Huibo and Zhou Hongxiao. Accordingly, only one of those two, Xu Huibo, serves on the Compensation Committee and neither serves on the Audit Committee or the Nominating and Corporate Governance Committee. The Board has also determined that the other three members of the Board, Wu Binbin, Shan Bo and Ma Jiayang, are “independent” for purposes of Section 10A-3 of the Exchange Act and the Rules of Nasdaq. The Board based these determinations primarily on a review of the responses of the directors and executive officers to questions regarding employment and transaction history, affiliations and family and other relationships and on discussions with the directors.

Membership, Meetings and Attendance

The Board of Directors oversees the business affairs of Longduoduo and monitors the performance of management. Although the Board met formally only once during the year ended June 30, 2024, members of the Board of Directors discussed various business matters informally on numerous occasions throughout the fiscal year ended June 30, 2024 and acted by written unanimous consent on three occasions.

On November 30, 2023, the Board adopted charters for an Audit Committee, a Compensation Committee, and a Nominating and Corporate Governance Committee and appointed members of the Board to serve on those committees. The Committees did not hold any formal meetings during the fiscal year ended June 30, 2024.

Audit Committee

The members of the Audit Committee are Shan Bo, Wu Binbin and Ma Jiayang. Information regarding the responsibilities of the Audit Committee is found in, and is governed by, our Bylaws, as amended, the Charter of the Audit Committee, specific directions of the Board, and certain mandated regulatory requirements. The Charter of the Audit Committee is available upon written request to the Company and may be read on the Company’s website.

Shan Bo currently serves as Chairman of the Audit Committee. The Board has determined that Shan Bo is an audit committee financial expert as defined by Item 407(d)(5) of Regulation S-K under the Securities Act and is “independent” within the meaning of Item 7(d)(3)(iv) of Schedule 14A under the Exchange Act.

The purposes of the Audit Committee are to assist the Board in its general oversight of Longduoduo’s financial reporting, internal controls and audit functions. As described in the Audit Committee Charter, the Audit Committee’s primary responsibilities are to oversee on behalf of the Board:

●	the Company’s accounting financial reporting processes and the integrity of its financial statements;

●	the audits of the Company’s financial statements and the appointment, compensation, qualification, independence and performance of the Company’s independent auditors;

●	the Company’s compliance with legal and regulatory requirement; and

●	the performance of the Company’s internal audit function and internal control over financial reporting.

The Audit Committee also has the purpose of preparing the Audit Committee Report that SEC rules require the Company to include in its annual proxy statement. The Audit Committee’s function is one of oversight only and does not relieve management of its responsibilities for preparing financial statements that accurately and fairly present the Company’s financial results and conditions, nor the independent auditors of their responsibilities to the audit or review of financial statements.

Audit Committee Report

In connection with our financial statements for the fiscal year ended June 30, 2024, the Audit Committee has:

●	Reviewed and discussed the audited financial statements with management;

●	Discussed with our independent registered public accounting firm the matters required to be discussed by Auditing Standard No. 1301 (Communications with Audit Committees); and

●	Received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the audit committee concerning independence and discussed with the independent registered public accounting firm the independent registered public accounting firm’s independence.

Based upon these reviews and discussions, the Audit Committee approved our audited financial statements included in our Annual Report on Form 10-K for the year ended June 30, 2024 filed with the SEC on October 15, 2024.

Submitted by the Audit Committee:

Shan Bo (Chair)

Wu Binbin

Compensation Committee

The members of the Compensation Committee are Wu Binbin, Xu Huibo and Ma Jiayang. Wu Binbin currently serves as Chairman of the Compensation Committee. Information regarding the responsibilities of the Compensation Committee is found in, and is governed by, our Bylaws, as amended, the Charter of the Compensation Committee, specific directions of the Board, and certain mandated regulatory requirements. The Charter of the Compensation Committee is available upon written request to the Company and may be read on the Company’s website.

Our Compensation Committee reviews and recommends policies, practices, and procedures relating to compensation for our directors, officers and other employees and advising and consulting with our officers regarding managerial personnel and development. Under its charter, the functions of the Compensation Committee include:

●	Reviewing and approving annually the corporate goals and objectives applicable to the CEO;
●	Reviewing and approving the compensation of all other executive officers;
●	Reviewing and making recommendations to the Board of Directors regarding incentive compensation plans and equity-based plans;
●	Reviewing and approving any employment agreements, severance agreements or plans or change-in-control arrangements with executive officers;
●	Reviewing director compensation for service on the Board of Directors and committees at least once a year and to recommend any changes to the Board of Directors; and
●	Developing and recommending to the Board of Directors for approval an officer succession plan to develop and evaluate potential candidates for executive positions.

Pursuant to its charter, the Compensation committee has the authority, in its sole discretion, to select, retain and obtain the advice of a compensation consultant, outside legal counsel, or other advisors as it deems necessary to fulfill its duties and responsibilities under its charter. The compensation committee has not engaged any consultants since it was organized.

Nominating & Corporate Governance Committee

The members of the Nominating and Corporate Governance Committee (the “Nominating Committee”) are Ma Jiayang, Wu Binbin and Shan Bo. Ma Jiayang currently serves as Chairman of the Nominating Committee. Information regarding the responsibilities of the Nominating Committee is found in, and is governed by, our Bylaws, as amended, the Charter of the Nominating and Corporate Governance Committee, specific directions of the Board, and certain mandated regulatory requirements. The Charter of the Nominating and Corporate Governance Committee is available upon written request to the Company and may be read on the Company’s website.

Our Nominating Committee evaluates the composition, size and governance of our Board of Directors and its committees, evaluating and recommending candidates for election to our Board of Directors, establishing a policy for considering stockholder nominees and reviewing our corporate governance principles, establishing director compensation and providing recommendations to the Board of Directors.

Board Leadership Structure and Role in Risk Oversight

Zhou Hongxiao is our Chief Executive Officer, while Xu Huibo serves as Chairman of our Board. It is the opinion of our Board that allocating those responsibilities to separate persons increases the likelihood that management will be most capable of effectively identifying strategic priorities and leading the discussion and execution of strategy. In addition, the Board believes that dividing the role of Chairman from the responsibilities of Chief Executive Officer is in the best interest of shareholders because it provides a balance between strategy development and independent oversight of management.

Independent directors and management have different perspectives and roles in strategy development. The Company’s independent directors bring experience, oversight and expertise from outside the company and industry, while the executive officers promotes strategy development and execution, and facilitate information flow between management and the Board, which are essential to effective governance. Shan Bo, Chairman of our Audit Committee, Wu Binbin, Chairman of our Compensation Committee, and Ma Jiayang, Chairman of our Nominating Committee, are independent directors. As independent directors, they prepare agendas and maintain contact between the Board and management of the Company. Our Board believes this arrangement has and continues to serve the best interests of the Company’s shareholders. The Board considered whether the current leadership structure continues to be appropriate for the Company. The Board believes that directors should be responsive to the Company’s evolving circumstances and objectives and therefore may in the future modify the Board’s leadership structure when and as necessary.

The Board views its role in the Company’s risk oversight process in receiving regular reports from members of senior management on areas of material risk to the Company, including strategic, operational, reporting and compliance risks. The full Board (or the appropriate standing committee of the Board in the case of risks that are under the purview of a particular committee) is to receive these reports from the appropriate party within the organization that is responsible for a particular risk or set of risks to enable it to understand our risk identification, management and mitigation strategies. During its regular course of its activities, our Audit Committee discusses our policies with respect to risk assessment and risk management.

Shareholder Communications with Directors

We have no formal written policy regarding communication with the Board. Persons wishing to write to the Board or to a specified director or committee of the Board should send correspondence to the Secretary at our executive offices. Electronic submissions of shareholder correspondence will not be accepted. The Secretary will forward to the directors all communications that, in her judgment, are appropriate for consideration by the directors. Examples of communications that would not be appropriate for consideration by the directors include commercial solicitations and matters not relevant to the shareholders, to the functioning of the Board, or to the affairs of Longduoduo. Any correspondence received that is addressed generically to the Board will be forwarded to the Chairman of the Board. If the Chairman of the Board is not an independent director, a copy will be sent to the Chairman of the Audit Committee as well.

Board Member Attendance at Annual Meetings

All current Board members and all nominees for election to our Board are expected to attend our Annual Meetings unless personal circumstances make the Board member or director nominee attendance impracticable or inappropriate.

Code of Ethics

Our Board has adopted a Code of Ethics applicable to all directors, officers and employees which complies with the definition of a “code of ethics” as set forth in Item 406 of SEC Regulation S-K. The Code of Ethics is available upon written request to the Company and may be read on the Company’s website.

Executive Officers of Longduoduo

The following table sets forth the names and ages of the persons who, in addition to our Chief Executive Officer and President are our executive officers.

Name	Age	Position(s) with the Company
Kang Liping	41	Chief Financial Officer

Biographical information with respect to the Company’s current executive officers is provided below.

Kang Liping has served as our Chief Financial Officer since July 2021. Kang Liping was employed by Inner Mongolia Tiantai Technology Co., Ltd from 2016 to 2021 and served as accounting supervisor. From 2006 to 2016, Ms. Kang was employed by Inner Mongolia Guanhong Century Electronic Technology Co., Ltd. and served as accounting supervisor. Ms. Kang was awarded a bachelor’s degree with a major in Accounting by Inner Mongolia University of Technology in 2005.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Summary Compensation Table

The following table sets forth all compensation paid by Longduoduo Company Limited and its subsidiaries to Zhou Hongxiao for services as Chief Executive Officer during the years ended June 30, 2024 and 2023.  There was no executive officer whose total salary and bonus for the fiscal year ended June 30, 2024 exceeded $100,000.

	Fiscal Year	Salary	Bonus	Stock Award	Option Award	Other	Total
Zhou Hongxiao	2024	$38,218	--	--	--	--	$38,218
	2023	$26,182	--	--	--	--	$26,182

None of our named executives participates in or have account balances in qualified or non-qualified defined benefit, defined contribution or other deferred compensation plans sponsored by us.

Equity Grants; Securities Authorized for Issuance under Equity Compensation Plans

There are no securities authorized for issuance under any equity compensation plan adopted by the Company.

No individual grants of stock options or other equity incentive awards have been made to any executive officer or any director since our inception.

Employment Contracts, Termination of Employment and Change-in-Control Arrangements

We have entered into employment contracts with our executive officers providing for payment of the salary disclosed on the summary compensation table. Each party to the contract may terminate the contract upon thirty days prior written notice. We have not entered into any other arrangements with our executive officers. There are no compensation plans or arrangements, including payments to be made by us, with respect to our officers, directors or consultants that would result from the resignation, retirement or any other termination of such directors, officers or consultants from us. There are no compensation arrangements for directors, officers, employees or consultants that would result from a change-in-control.

Compensation of Directors

Each independent director has entered into an Independent Director Agreement with the Company. The Agreements made with Wu Binbin and Ma Jiayang provide that they will serve on the Board without cash compensation. The Agreement made with Mr. Shan Bo provides that he will receive, as compensation for services on the Board, $3,427 (RMB25,000) at the end of each quarter.

Transactions with Related Persons

There has been no transaction since the beginning of the 2024 fiscal year, or any currently proposed transaction, in which we were or are to be a participant and the amount involved exceeded or exceeds the lesser of $120,000 or one percent of the average of our total assets at year-end for the last two completed fiscal years, and in which any related person had or will have a direct or indirect material interest (other than compensation described under “Executive Compensation”).

Vote Required for Approval of Proposal 1; Board Recommendation

A plurality of the eligible votes cast is required to elect director nominees at the Annual Meeting at which a quorum is present in person or by proxy. A nominee who receives a plurality means s/he has received more votes than any other nominee for the same director’s seat.

The Board recommends a vote FOR election of each of the director nominees.

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PROPOSAL 2

RATIFICATION OF AUDITOR

General

Our Board of Directors has selected the firm of Bush & Associates CPA to audit the financial statements for the fiscal year ending June 30, 2024 and seeks shareholder ratification of said appointment. The Board believes that Bush & Associates CPA has the personnel, professional qualifications and independence necessary to act as the Company’s independent auditors. A representative of Bush & Associates CPA will be in attendance at the Annual Meeting, either in person or by telephone. The representative will have the opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions from shareholders.

The ratification by our shareholders of the Board’s selection of independent public accountants is not mandated by Nevada law, our bylaws or other legal requirements. However, the Board is submitting its selection of Bush & Associates CPA to our shareholders for ratification this year. If the selection of Bush & Associates CPA is ratified by our shareholders at the Annual Meeting, the Audit Committee, in its discretion, nevertheless may select and appoint a different independent accounting firm at any time. If the shareholders do not ratify the selection of Bush & Associates CPA, the Audit Committee will reconsider the retention of that firm, but the Audit Committee would not be required to select another firm as independent public accountants and may nonetheless retain Bush & Associates CPA. If the Audit Committee does select another firm to serve as the Company’s independent public accountants, whether or not the shareholders have ratified the selection of Bush & Associates CPA, the Audit Committee would not be required to call a special meeting of the shareholders to seek ratification of the selection, and in all likelihood would not call a special meeting for that purpose. In all cases, the Audit Committee will make any determination as to the selection of the Company’s independent public accountants in light of the best interests of the Company and its shareholders.

Audit Fees

Our current principal independent auditor is Bush & Associates CPA. The Company engaged Bush & Associates CPA on August 12, 2024 to audit the Company’s financial statements for the year ended June 30, 2024. The following table presents fees for professional services rendered by Bush & Associates CPA with respect to the fiscal year ended June 30, 2024 and for professional services rendered by Michael T. Studer CPA, P.C. with respect to the fiscal year ended June 30, 2023.

Services Performed	2024	2023
Audit Fees (1)	$128,000	120,000
Audit-Related Fees (2)	--	--
Tax Fees (3)	--	--
All Other Fees (4)	--	--
Total Fees	$128,000	120,000

(1)	Audit fees represent fees billed for professional services provided in connection with the audit of the Company’s annual financial statements, reviews of its quarterly financial statements, and audit services provided in connection with statutory and regulatory filings for those years. All work on the engagements to audit the Company’s financial statements for the year ended June 30, 2024 was performed by full-time permanent employees of Bush & Associates CPA

(2)	Audit-related fees represent fees billed primarily for assurance and related services not reported under Audit fees.

(3)	Tax fees principally represent fees billed for tax preparation, tax advice and tax planning services.

(4)	All other fees principally would include fees billed for products and services provided by the accountant, other than the services reported under the three captions above.

Our Audit Committee has the sole authority to pre-approve all audit and non-audit services provided by our independent accountants. The Audit Committee, on an annual basis, will review audit and non-audit services performed by the independent accountants. The Audit Committee considers, among other things, the possible effect of the performance of such services on the accountants’ independence. As permitted under the Sarbanes-Oxley Act of 2002, the Audit Committee may delegate pre-approval authority to one or more of its members. Any service pre-approved by a delegate must be reported to the Audit Committee at the next scheduled quarterly meeting. The Audit Committee will consider whether the provision of the auditors’ services, other than for the annual audit and quarterly reviews, is compatible with its independence.

Vote Required for Approval of Proposal 2; Board Recommendation

The affirmative vote of a majority of the shares present, either by proxy or in person, and entitled to vote is required to approve this proposal.

The Board recommends a vote FOR this Proposal 2.

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Interest of Certain Persons in Matters to be Acted Upon

Management is not aware of any substantial interest, direct or indirect, by securities holdings or otherwise of any officer, director, nominee for director, or associate of the foregoing persons in any matter to be acted on, as described herein, other than the interests specifically described in the Proposals.

Shareholder Proposals and Submissions for Inclusion in the Proxy Statement

for the 2026 Annual Meeting of Shareholders

We presently intend to hold our next annual meeting of Shareholders in March 2026. A proxy statement and notice of the 2026 Annual Meeting will be mailed to all shareholders approximately one month prior to that date. Shareholder proposals must be received at our principal executive offices located at G3-5-8016, Shui’an Town, Ruyi Headquarters Base, Hohhot Economic Development Zone, Inner Mongolia, People’s Republic of China 010000 no later than 120 days prior to the first anniversary of the mailing date of this Proxy Statement; provided, however, that in the event that the date of the next annual meeting is advanced by more than 30 days from the anniversary date of the 2025 Annual Meeting, notice by the shareholder must be received no later than the close of business on the 10th day following the earlier of the date on which notice of the date of the meeting was mailed or public disclosure was made. All shareholder proposals received after the deadline will be considered untimely and will not be included in the proxy statement for the next annual meeting.

Other Matters

The Board knows of no other matters which will come before the meeting. However, if any matters other than those set forth in the notice should be properly presented for action, the persons named in the proxy intend to take such action as will be in harmony with the policies of the Company and will use their discretion.

Householding of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. This process, which is commonly referred to as “house holding,” potentially provides extra convenience for shareholders and cost savings for us. If you are now receiving multiple copies of our proxy materials and would like to have only one copy of these documents delivered to your household in the future, please call, email or write to us at (86-0472) 510-4980, longduoduo2021@163.com or Longduoduo Company Limited, G3-5-8016, Shui’an Town, Ruyi Headquarters Base, Hohhot Economic Development Zone, Inner Mongolia, People’s Republic of China 010000, Attention: Investor Relations.

Exhibits set forth in the Company’s Annual Report of Form 10-K for fiscal year ended June 30, 2024 will be sent to shareholders by first class mail, without charge, within one day of the Company’s receipt of a written or oral request for said exhibits. To request exhibits, please send your written request to Longduoduo Company Limited, G3-5-8016, Shui’an Town, Ruyi Headquarters Base, Hohhot Economic Development Zone, Inner Mongolia, People’s Republic of China 010000, Attention: Investor Relations.

*         *         *         *         *

LONGDUODUO COMPANY LIMITED THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS annual meeting OF STOCKHOLDERS –March 10. 2025 at 9:30 A.M.
CONTROL ID:

The undersigned hereby appoints Xu Huibo and Duan Caiye or either of them, proxies with power of substitution and hereby authorizes either of them to represent and to vote, as designated below, all of the shares of common stock of the Company held of record by the undersigned on January 9, 2025 at the Annual Meeting of Shareholders to be held on March 10. 2025, at G3-5-8016, Shui’an Town, Ruyi Headquarters Base, Hohhot Economic Development Zone, Inner Mongolia, PRC, at 9:30 a.m. local time, and at all adjournments thereof, with all powers the undersigned would possess if personally present. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

VOTING INSTRUCTIONS
If you vote by phone or fax or internet, please DO NOT mail your proxy card.

MAIL:	Please mark, sign, date, and return this Proxy Card promptly to: Investor Relations, Longduoduo Company Limited, G3-5-8016, Shui’an Town, Ruyi Headquarters Base, Hohhot Economic Development Zone, Inner Mongolia, PRC 010000
EMAIL:	vote@vstocktransfer.com

ANNUAL MEETING OF THE STOCKHOLDERS OF LONGDUODUO COMPANY LIMITED			PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY BY POSTAL MAIL OR EMAIL. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Proposal 1		à	FOR ALL	AGAINST ALL	FOR ALL EXCEPT
	To elect directors:		☐	☐
	Xu Huibo				☐
	Zhou Hongxiao				☐	Control ID:
	Wu Binbin				☐	REQUEST ID:
	Shan Bo				☐
	Ma Jiayang				☐

Proposal 2		à	FOR	AGAINST	ABSTAIN
	To ratify the appointment of Bush & Associates CPA as independent registered public accounting firm for the fiscal year ended June 30, 2025.		☐	☐	☐
MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING: ☐
MARK HERE FOR ADDRESS CHANGE ☐ New Address (if applicable): ____________________________ ____________________________

IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Dated: ________________________, 2025

(Print Name of Stockholder and/or Joint Tenant)

(Signature of Stockholder)

(Second Signature if held jointly)